June 30, 2005

DREYFUS PREMIER TECHNOLOGY GROWTH FUND (A SERIES OF DREYFUS GROWTH AND VALUE FUNDS, INC.)

Supplement to Prospectus dated January 1, 2005

The following information supplements and supersedes any contrary information contained in the Prospectus under the caption "Management":

The fund's primary portfolio manager is Mark Herskovitz. Mr. Herskovitz has been the primary portfolio manager of the fund since its inception. He is a senior vice president and portfolio manager of The Boston Company Asset Management, LLC, an affiliate of Dreyfus, where he has been employed since June 2005. He also has been employed by Dreyfus since 1996.